                                                                 Rule 14a-6(b)

                          MERGER
COMBINING SIMILAR FUNDS ENHANCES
                      EFFICIENCY

     One of the many benefits to the successful merger of Van Kampen Merritt and American Capital investment management companies is the ability to combine similar funds. By consolidating certain overhead costs, we should be able to operate these funds more efficiently.

     We're proposing to combine six pairs of funds, each of which is subject to shareholder approval (see box for listing). While the idea of combining two mutual funds into one may seem complicated, in reality, you will see minimal impact from these combinations.

     We will automatically convert your shares to the new fund once the combinations are approved. At that time, shareholders of the acquired fund will receive shares of the acquiring fund approximately equal in value to their shares of the acquired fund immediately prior to the combination. You do not have to pay any sales loads, commissions or transaction fees in connection with these fund reorganizations, and you will receive written confirmation once this conversion takes place.

     Combining these funds enhances our primary goal: creating and preserving wealth for investors. We plan to achieve economics of scale and eliminate many of the costs of operating each of the funds separately. For example, we expect to be able to spread certain costs, such as accounting, legal and printing expenses, over a larger asset base. This should reduce per-share expense levels.

     Additionally, higher net asset levels should benefit portfolio management by permitting larger investments, which may result in reduced transaction costs or more favorable pricing. Furthermore, higher net asset levels also should allow for greater portfolio diversity. Investors who have any questions may call the Van Kampen American Capital Investor Services line at 1-800-421-5666 from 7 a.m. to 7 p.m., Central time, Monday through Friday.

                        SIX FUNDS TARGETED FOR MERGING
                        ------------------------------

We're proposing to combine the following funds, and they will continue to be managed by a team of experienced investment professionals.


                    combines with                           to become         NEW FUND NAME
==========================================================================================================
American Capital                      Van Kampen Merritt                      Van Kampen American Capital
Utilities Income Fund                 Utility Fund                            Utility Fund
----------------------------------------------------------------------------------------------------------
Van Kampen Merritt                    American Capital                        Van Kampen American Capital
Money Market Fund                     Reserve Fund                            Reserve Fund
----------------------------------------------------------------------------------------------------------
Van Kampen Merritt                    American Capital                        Van Kampen American Capital
Growth and Income Fund                Growth and Income Fund                  Growth and Income Fund
----------------------------------------------------------------------------------------------------------
Van Kampen Merritt                    American Capital                        Van Kampen American Capital
Adjustable Rate                       Federal Mortgage Trust                  Limited Maturity
U.S. Government Fund                                                          Government Fund
----------------------------------------------------------------------------------------------------------
American Capital                      Van Kampen Merritt                      Van Kampen American Capital
Municipal Bond Fund                   Municipal Income Fund                   Municipal Income Fund
----------------------------------------------------------------------------------------------------------
American Capital                      Van Kampen Merritt                      Van Kampen American Capital
Tax-Exempt Trust-Insured              Insured Tax Free Income Fund            Insured Tax Free Income Fund
Municipal Portfolio
----------------------------------------------------------------------------------------------------------


                              Effective August 1:

                         FOUR FUNDS RECEIVE NEW NAMES
                           ------------------------

     What's in a name? A lot if you're trying to track the performance of your investments.

     So take note of a simple change we're implementing to maintain a cohesive label for our family of funds. Each fund in the group is now named after our consolidated company, Van Kampen American Capital. The changes took effect throughout the month of August, but newspaper mutual fund listings won't reflect the new names until October 6. In the meantime, continue looking under the old company names to view your fund's performance data. At no point will the funds be listed under both American Capital and Van Kampen Merritt.

     Individually, the beginning of each fund's name will change from Van Kampen Merritt or American Capital to VAN KAMPEN AMERICAN CAPITAL. The actual fund title (e.g. Global Equity Fund, Balanced Fund) will remain the same in most cases. For example, the Van Kampen Merritt Balanced-Fund's new name will be Van Kampen American Capital Balanced Fund.

     Nevertheless, there are a few exceptions. Four of our funds will have entirely new names:

OLD FUND NAME                                NEW FUND NAME
=============================================================================
American Capital Texas Municipal             Van Kampen American Capital
Securities Fund                              Texas Tax Free Income Fund
-----------------------------------------------------------------------------
American Capital Federal                     Van Kampen American Capital
Mortgage Trust                               Limited Maturity Government Fund
-----------------------------------------------------------------------------
American Capital High Yield                  Van Kampen American Capital
Investments                                  High Income Corporate Bond Fund
-----------------------------------------------------------------------------
American Capital Tax-Exempt Trust-           Van Kampen American Capital
High Yield Municipal Portfolio               High Yield Municipal Fund

                                                                 Rule 14a-6(c)


                     AC FUND REORGANIZATION INTO VK FUND
                            PROXY STATEMENT Q & A

      VKAC INSURED MUNICIPAL FUND INTO VKAC INSURED TAX FREE INCOME FUND
           VKAC MUNICIPAL BOND FUND INTO VKAC MUNICIPAL INCOME FUND
              VKAC UTILITIES INCOME FUND INTO VKAC UTILITY FUND



Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?
A. You are being asked to vote on a proposed Reorganization which calls for AC Fund shareholders to become shareholders of a VK Fund which pursues a substantially similar investment objective.

Q.  HOW WILL THE REORGANIZATION AFFECT ME?
A. The assets and liabilities of your Fund will be combined with those of the VK Fund and you will become a shareholder of the VK Fund. You will receive shares of the VK Fund approximately equal in value to the shares of the AC Fund that you hold immediately prior to the Reorganization.

Q.  WHY IS THE REORGANIZATION BEING RECOMMENDED?
A. The primary purposes of the Reorganization are to seek to achieve future economies of scale and eliminate certain costs associated with operating the VK Fund and the AC Fund separately. The Reorganization will result in combining the assets and liabilities of the AC Fund with those of the VK Fund and consolidating their operations.

Q.  HOW WILL THIS BENEFIT ME?
A. The Reorganization is intended to provide various benefits to shareholders. For example, higher net asset levels should enable the VK Fund to spread such costs as accounting, legal and printing expenses over a larger asset base, thereby potentially reducing per share expense levels. Higher net asset levels also may benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing and by providing the opportunity for greater portfolio diversity. These benefits, in turn, should have a favorable effect on the relative performance of the VK Fund.


                            FOR INTERNAL USE ONLY

Q. WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR TRANSACTION FEES IN CONNECTION WITH THE REORGANIZATION?
A. No. The full value of your AC Fund shares will be exchanged for shares of the corresponding class of the VK Fund without any sales load, commission or other transactional fee being imposed.

Q.  WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE VK FUND? WHAT HAPPENS
    TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?
A. Your interest in Class A, B or C shares of the AC Fund will automatically be converted into the same class of shares of the VK Fund and we will send you written confirmation that the change has taken place.

Q.  DO CERTIFICATES NEED TO BE REISSUED?
A.  No.

Q.  WILL NEW CERTIFICATES BE ISSUED?
A. No certificates for VK Fund shares will be issued in connection with the Reorganization, although certificates will be available upon request.

Q.  WHO WILL ADVISE THE VK FUND AND PROVIDE OTHER SERVICES?
A. VKAC Investment Advisory Corp. provides advisory services to the VK Fund under an arrangement that is substantially similar to that currently in effect between the AC Fund and AC Adviser. Both the VK and AC Funds are already served by the same Distributor, custodian bank and transfer agent.

Q.  WHERE DO I MAIL MY PROXY CARD(S)?
A. You may use the postage-paid envelope enclosed with your proxy statement, or mail your proxy card(s) to:

    Proxy Tabulator
    P.O. Box 9111
    Hingham MA  02043


                            FOR INTERNAL USE ONLY

Q.  WHEN AND WHERE IS THE SHAREHOLDER MEETING BEING HELD?
A. The meeting will be held at the Hyatt Regency Oak Brook, 1909 Spring Road, Oak Brook, Illinois 60521, on Friday, September 15, 1995, at 2:00 p.m.

Q.  WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGAZIATION?
A. The Reorganization is intended to qualify as a "reorganization" under Internal Revenue Code. In such an event a shareholder of the AC Fund will recognize no gain or loss upon receipt of solely the shares of the VK Fund in connection with the Reorganization.

Q.  WHAT IF I REDEEM MY AC SHARES BEFORE THE REORGANIZATION TAKES PLACE?
A. The redemption will be treated as a normal sale of shares and will be a taxable transaction (unless your account is an individual retirement account or other tax-qualified retirement plan and is not subject to taxation).

PLEASE REMEMBER TO "STIK" ALL PROXY CALLS AND INDICATE THE NATURE OF THE CALL IN THE "FREE FORM" LINE.

                            FOR INTERNAL USE ONLY